[Graphic Omitted]             PRELIMINARY SAMPLE               [Graphic Omitted]
 POPULAR ABS, INC.(SM)        POPULAR ABS 2005-C                     FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                            % of
                          # of                          group                                                            full
Rate                     Loans           Balance       balnce          WAC        WARM         FICO          LTV          doc
-----------------------------------------------------------------------------------------------------------------------------
<=10.000                  1637    274,871,657.35        99.95        7.153         356          632        85.01        70.27
10.001 - 10.500              3        136,438.21         0.05       10.175         239          589        43.09        45.76
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356          632        84.99        70.25
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
  % of                       %
 owner                Cash out                2nd
   Occ          SF        refi      DTI     Liens       CLTV
-------------------------------------------------------------
 86.14       85.73       63.41    39.24      0.00      86.43
100.00      100.00      100.00    16.99      0.00      43.09
-------------------------------------------------------------
 86.14       85.73       63.43    39.23      0.00      86.41
-------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                            % of
                          # of                          group                                                            full
Balance                  Loans           Balance       balnce          WAC        WARM         FICO          LTV          doc
-----------------------------------------------------------------------------------------------------------------------------
0.00 - 24,999.99             5        100,938.00         0.04        9.174         217          619        57.88       100.00
25,000.00 - 49,999.99       70      2,724,728.91         0.99        8.767         338          602        81.28        93.69
50,000.00 - 74,999.99      165     10,320,998.59         3.75        7.893         352          615        81.08        81.89
75,000.00 - 399,999.99    1317    219,716,526.98        79.89        7.155         357          630        85.53        73.23
400,000.00 - 499,999.99     49     21,711,629.26         7.89        6.914         355          655        85.18        46.76
500,000.00 - 599,999.99     21     11,379,439.52         4.14        6.794         359          649        82.01        42.76
600,000.00 - 699,999.99      8      5,006,458.71         1.82        6.666         359          635        83.95        74.28
700,000.00 - 799,999.99      2      1,527,875.59         0.56        6.688         359          645        84.37        49.09
800,000.00 >=                3      2,519,500.00         0.92        7.152         360          606        73.21        67.67
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356          632        84.99        70.25
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
   % of                       %
  owner                Cash out                2nd
    Occ          SF        refi      DTI     Liens       CLTV
--------------------------------------------------------------
 100.00       75.30       78.75    22.82      0.00      57.88
  93.87       90.73       66.35    33.28      0.00      81.58
  79.65       87.96       66.85    35.36      0.00      81.95
  88.47       86.56       64.08    39.67      0.00      87.12
  89.74       91.75       59.42    40.89      0.00      85.56
  76.70       67.62       66.20    36.71      0.00      82.95
  51.03       62.55       38.58    38.56      0.00      86.46
   0.00      100.00       50.91    17.20      0.00      84.37
  34.81       67.14       67.67    35.54      0.00      73.21
--------------------------------------------------------------
  86.14       85.73       63.43    39.23      0.00      86.41
--------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                            % of
                          # of                          group                                                            full
FICO                     Loans           Balance       balnce          WAC        WARM         FICO          LTV          doc
-----------------------------------------------------------------------------------------------------------------------------
<=475                        2        215,000.00         0.08        6.959         360            0        72.77       100.00
476 - 500                    2        350,600.00         0.13        7.370         360          500        73.86        64.75
501 - 525                   47      5,938,661.49         2.16        7.705         355          517        79.13        78.43
526 - 550                  136     18,712,236.15         6.80        7.721         358          537        82.09        88.81
551 - 575                  136     19,115,446.14         6.95        7.554         356          564        81.88        79.26
576 - 600                  199     28,954,851.86        10.53        7.249         358          589        81.95        69.41
601 - 650                  594    106,434,571.82        38.70        7.143         356          626        86.26        70.10
651 >=                     524     95,286,728.10        34.65        6.912         356          692        86.13        64.68
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356          632        84.99        70.25
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
   % of                      %
  owner               Cash out                 2nd
    Occ          SF       refi       DTI     Liens       CLTV
--------------------------------------------------------------
 100.00      100.00      40.47     36.92      0.00      84.68
 100.00      100.00      64.75     23.52      0.00      73.86
 100.00       96.01      77.01     39.31      0.00      79.13
  94.77       90.69      76.49     37.74      0.00      82.09
  94.00       90.62      74.92     38.09      0.00      81.88
  97.00       85.70      76.91     38.18      0.00      82.56
  90.20       86.83      64.46     40.36      0.00      87.83
  74.10       81.85      52.52     38.86      0.00      88.25
--------------------------------------------------------------
  86.14       85.73      63.43     39.23      0.00      86.41
--------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                            % of
                          # of                          group                                                            full
LTV                      Loans           Balance       balnce          WAC        WARM         FICO          LTV          doc
-----------------------------------------------------------------------------------------------------------------------------
<=79                       352     58,065,495.44        21.11        6.834         354          624        68.52        73.80
80 - 84                    338     55,548,115.85        20.20        6.700         357          636        80.66        69.37
85 - 89                    211     35,518,022.32        12.92        7.266         357          625        86.89        65.99
90 - 94                    427     73,986,086.88        26.90        7.368         357          625        90.36        63.86
95 - 99                     62     10,480,579.22         3.81        7.419         359          645        95.65        83.18
100 >=                     250     41,409,795.85        15.06        7.666         357          653       100.00        78.28
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356          632        84.99        70.25
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
  % of                      %
 owner               Cash out                 2nd
   Occ          SF       refi       DTI     Liens       CLTV
-------------------------------------------------------------
 87.09       86.74      81.02     37.60      0.00      68.86
 88.34       86.08      54.70     38.02      0.00      87.20
 85.07       83.50      70.35     39.20      0.00      86.95
 82.82       80.62      59.14     39.24      0.00      90.42
 93.32       92.57      73.10     42.82      0.00      95.65
 86.91       93.17      49.76     42.22      0.00     100.00
-------------------------------------------------------------
 86.14       85.73      63.43     39.23      0.00      86.41
-------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                            % of
                          # of                          group                                                            full
Occupancy                Loans           Balance       balnce          WAC        WARM         FICO          LTV          doc
-----------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied         138     20,561,930.23         7.48        7.517         354          673        82.51        38.39
Owner-Occupied            1434    236,904,162.38        86.14        7.139         356          626        84.95        74.07
Second Home                 68     17,542,002.95         6.38        6.935         359          665        88.45        56.11
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356          632        84.99        70.25
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
  % of                      %
 owner               Cash out                 2nd
   Occ          SF       refi       DTI     Liens       CLTV
-------------------------------------------------------------
  0.00       47.71      47.18     34.52      0.00      82.51
100.00       89.74      67.69     39.88      0.00      86.42
  0.00       76.23      24.96     35.99      0.00      90.81
-------------------------------------------------------------
 86.14       85.73      63.43     39.23      0.00      86.41
-------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                            % of
                          # of                          group                                                            full
Purpose                  Loans           Balance       balnce          WAC        WARM       FICO            LTV          doc
-----------------------------------------------------------------------------------------------------------------------------
Cashout Refinance         1052    174,436,560.65        63.43        7.135         356        623          83.61        73.62
Purchase                   399     72,577,108.73        26.39        7.136         358        658          87.98        56.58
Rate/Term Refinance        189     27,994,426.18        10.18        7.317         357        624          85.88        84.73
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356        632          84.99        70.25
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
  % of                      %
 owner               Cash out                 2nd
   Occ          SF       refi       DTI     Liens       CLTV
-------------------------------------------------------------
 91.93       88.14     100.00     39.25      0.00      84.36
 68.62       75.85       0.00     38.57      0.00      91.37
 95.53       96.36       0.00     40.81      0.00      86.33
-------------------------------------------------------------
 86.14       85.73      63.43     39.23      0.00      86.41
-------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                            % of
                          # of                          group                                                            full
DOC                      Loans           Balance       balnce          WAC        WARM       FICO            LTV          doc
-----------------------------------------------------------------------------------------------------------------------------
Alt Doc                    204     42,417,807.06        15.42        7.103         358        645          87.42         0.00
Full Doc                  1245    193,206,210.48        70.25        7.148         356        627          85.10       100.00
Lite Doc                     1        293,500.00         0.11        6.500         359        613          93.17         0.00
Paystub                      1         64,690.32         0.02        6.540         348        662          88.40         0.00
Stated Income              189     39,025,887.70        14.19        7.248         357        641          81.77         0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356        632          84.99        70.25
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
   % of                      %
  owner               Cash out                 2nd
    Occ          SF       refi       DTI     Liens       CLTV
--------------------------------------------------------------
  68.14       81.27      50.12     33.86      0.00      88.94
  90.82       89.38      66.47     40.57      0.00      86.78
 100.00      100.00       0.00     40.00      0.00      93.17
 100.00        0.00     100.00     45.94      0.00      88.40
  82.44       72.56      63.28     38.38      0.00      81.77
--------------------------------------------------------------
  86.14       85.73      63.43     39.23      0.00      86.41
--------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                           % of
                          # of                          group                                                           full
Silent Seconds           Loans           Balance       balnce          WAC        WARM       FICO            LTV         doc
----------------------------------------------------------------------------------------------------------------------------
With Silent Second         110     20,058,557.27         7.29        6.256         359        664          80.09       83.88
Without Silent Second     1530    254,949,538.29        92.71        7.225         356        630          85.38       69.18
----------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356        632          84.99       70.25
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
  % of                      %
 owner               Cash out                 2nd
   Occ          SF       refi       DTI     Liens       CLTV
-------------------------------------------------------------
 89.72       86.16      34.42     39.07      0.00      99.53
 85.86       85.70      65.71     39.24      0.00      85.38
-------------------------------------------------------------
 86.14       85.73      63.43     39.23      0.00      86.41
-------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                          % of
                          # of                          group                                                          full
Loan Type                Loans           Balance       balnce          WAC        WARM       FICO            LTV        doc
---------------------------------------------------------------------------------------------------------------------------
ARM IO                      96     25,561,487.27         9.29        6.348         359        665          82.22      87.80
ARM Non IO                1009    171,708,369.20        62.44        7.191         359        623          86.47      62.09
Balloon                     14      3,148,161.00         1.14        7.084         360        650          84.97      86.41
Fixed IO                    10      2,241,145.00         0.81        6.624         359        658          80.56      93.31
Fixed Non IO               511     72,348,933.09        26.31        7.371         348        640          82.60      82.02
---------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356        632          84.99      70.25
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
   % of                      %
  owner               Cash out                 2nd
    Occ          SF       refi       DTI     Liens       CLTV
--------------------------------------------------------------
  85.19       87.62      48.53     39.51      0.00      88.74
  84.33       83.16      62.52     38.62      0.00      87.37
  83.83       93.99      76.78     44.51      0.00      86.37
 100.00       68.70      65.23     41.51      0.00      86.21
  90.47       91.34      70.22     40.27      0.00      83.31
--------------------------------------------------------------
  86.14       85.73      63.43     39.23      0.00      86.41
--------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                          % of
                          # of                          group                                                          full
Property Type            Loans           Balance       balnce          WAC        WARM       FICO            LTV        doc
---------------------------------------------------------------------------------------------------------------------------
Condominium                 58     12,113,551.56         4.40        6.897         357        655          84.21      74.16
Duplex                      63     13,387,849.65         4.87        7.328         359        645          84.83      34.29
Quadruplex                  13      2,532,434.45         0.92        7.434         356        644          76.93      71.78
Row Home                    22      1,994,481.28         0.73        7.356         348        637          85.72      62.08
Single Family Detached    1440    235,775,804.70        85.73        7.149         356        630          85.11      73.24
Townhouse                   21      3,232,761.55         1.18        7.111         359        622          88.30      71.85
Triplex                     23      5,971,212.37         2.17        7.343         359        646          83.66      26.18
---------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356        632          84.99      70.25
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
 % of                      %
owner               Cash out                 2nd
  Occ          SF       refi       DTI     Liens       CLTV
------------------------------------------------------------
54.75        0.00      38.74     40.71      0.00      87.54
63.68        0.00      60.67     40.15      0.00      84.98
46.74        0.00      59.83     40.24      0.00      76.93
67.43        0.00      54.25     39.58      0.00      89.01
90.17      100.00      65.21     39.22      0.00      86.53
95.54        0.00      59.36     39.85      0.00      90.36
59.22        0.00      56.15     33.54      0.00      83.66
------------------------------------------------------------
86.14       85.73      63.43     39.23      0.00      86.41
------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                          % of
                          # of                          group                                                          full
California               Loans           Balance       balnce          WAC        WARM       FICO            LTV        doc
---------------------------------------------------------------------------------------------------------------------------
CA                          50     13,712,118.25         4.99        6.532         357        653          75.46      65.40
Non-CA                    1590    261,295,977.31        95.01        7.187         356        631          85.49      70.51
---------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356        632          84.99      70.25
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
  % of                     %
 owner              Cash out                  2nd
   Occ          SF      refi        DTI     Liens       CLTV
-------------------------------------------------------------
 95.69       92.14     70.75      40.05      0.00      76.17
 85.64       85.40     63.05      39.18      0.00      86.95
-------------------------------------------------------------
 86.14       85.73     63.43      39.23      0.00      86.41
-------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         % of                                                          % of
                          # of                          group                                                          full
DTI                      Loans           Balance       balnce          WAC        WARM       FICO            LTV        doc
---------------------------------------------------------------------------------------------------------------------------
<=39                       802    127,884,340.47        46.50        7.134         356        631          83.26      64.23
40>=                       838    147,123,755.09        53.50        7.172         357        633          86.50      75.49
---------------------------------------------------------------------------------------------------------------------------
Total:                    1640    275,008,095.56       100.00        7.154         356        632          84.99      70.25
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
  % of                      %
 owner               Cash out                  2nd
   Occ           SF      refi        DTI     Liens      CLTV
-------------------------------------------------------------
 83.07        84.56     64.44      29.88      0.00     84.69
 88.82        86.76     62.55      47.35      0.00     87.91
-------------------------------------------------------------
 86.14        85.73     63.43      39.23      0.00     86.41
-------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 3 of 3